EXHIBIT 10.1
                                                                    ------------
                             SUPPLEMENT NO. 1 TO THE

                                DEALER AGREEMENT
                                ----------------

Dated as of October 12, 2005

BETWEEN

(a) Harsco Finance B.V., a limited company validly existing under Dutch Law, having its registered office at Wenckbachstraat 1, NL-1951JZ Velsen Noord, The Netherlands, represented by Mr. S. D. Fazzolari, acting in his capacity of Managing Director and Mr. M. E. Kimmel, acting in his capacity of Managing Director (the "ISSUER");

and

(b) HARSCO Corporation, a company validly existing under Delaware law, having its registered office at c/o Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, U.S.A., represented by Mr. S. D. Fazzolari, acting in his capacity of Senior Vice President, Chief Financial Officer & Treasurer (the "GUARANTOR");

                                                                ON THE ONE HAND,
AND

(c) ING Belgium SA/NV, a credit institution validly existing under the laws of the Kingdom of Belgium, having its registered office at Avenue Marnixlaan 24, B-1000 Brussels, Belgium, registered with the Commercial Register of Brussels under nr. 77.186, represented by Mr. Francois De Witte, acting in his capacity of Vice-President and Mr. Bertrand Soenen, acting in his capacity of Head of Securities Transaction Management (the "ARRANGER" or the "DEALER");

                                                              ON THE OTHER HAND,

FOR THE PURPOSE OF THIS DOMICILIARY AGENCY AGREEMENT, ALL CAPITALISED TERMS USED HEREIN SHALL, UNLESS DEFINED OR SPECIFIED OTHERWISE OR WHERE THE CONTEXT REQUIRES OTHERWISE, HAVE THE RESPECTIVE MEANINGS GIVEN THERETO IN THE AMENDED AND RESTATED INFORMATION MEMORANDUM RELATED TO THE EUR 200,000,000 PROGRAMME FOR THE ISSUE OF DEMATERIALISED TREASURY NOTES BY THE ISSUER DATED OCTOBER 12, 2005 (THE "PROGRAMME") (THE "INFORMATION MEMORANDUM").

WHEREAS,

A dealer agreement (the "DEALER AGREEMENT") and an agency agreement (the "DOMICILIARY AGENCY AGREEMENT") between the Issuer, the Guarantor and the Dealer relating to the programme of EUR 100,000,000 dematerialised
THESAURIEBEWIJZEN/BILLETS DE TRESORERIE ("TREASURY NOTES") (the "PROGRAMME") have been signed on September 24, 2003;

WHEREAS,

The Treasury Notes will be unconditionally and irrevocably guaranteed by Harsco Corporation as to all payments due under the Programme, pursuant to a guarantee signed on October 12, 2005;
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WHEREAS,

The Dealer Agreement, as amended, shall remain in full force and effect, subject to the amendments below;

THE FOLLOWING CHANGE TO THE DEALER AGREEMENT HAS BEEN AGREED:

THAT the issuer has decided, pursuant to a resolution of its board of Directors dated October 12, 2005, to increase the maximum amount of the Programme from EUR 100,000,000 to EUR 200,000,000;

THAT the amount of the Guarantee has been increased accordingly;

THAT the Issuer has appointed ING Belgium SA/NV, which accepted, to act as Domiciliary Agent pursuant to the Amended and Restated Domiciliary Agency Agreement dated October 12, 2005.

This amendment is drawn up in 3 originals on October 12, 2005.

FOR THE ISSUER

Harsco Finance B.V.

By:                                    By:

/S/ Salvatore D. Fazzolari             /S/ Mark E. Kimmel
------------------------------         ------------------------------
Name: Mr. S. D. Fazzolari              Name: Mr. M. E. Kimmel
Title: Managing Director               Title: Managing Director

FOR THE GUARANTOR

Harsco Corporation

By:

/S/ Salvatore D. Fazzolari
------------------------------
Name: Mr. S. D. Fazzolari
Title: Senior Vice President, Chief
Financial Officer & Treasurer

FOR THE DOMICILIARY AGENT

ING BELGIUM SA/NV

By:                                    By:

/S/ Bertrand Soenen                    /S/ Francois De Witte
------------------------------         ------------------------------
Bertrand Soenen                        Francois De Witte
Head of Securities Transaction         Head of International Cash
Management                             Management Sales and CP/MTN
                                       Origination